UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2016

COLONY CAPITAL, INC (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34456	27-0419483
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On August 8, 2016, Colony Capital, Inc. ("Colony" or the “Company”) issued a press release announcing its financial position as of June 30, 2016, and financial results for the second quarter of 2016. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
On August 8, 2016, the Company made available Supplemental Financial Disclosure for the quarter ended June 30, 2016 on the Company’s website at www.colonyinc.com. A copy is furnished herewith as Exhibit 99.2, which is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by Colony, NorthStar Asset Management Group Inc. ("NSAM") and NorthStar Realty Finance Corp. ("NRF") stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the merger may not be satisfied; each company’s ability to consummate the merger; operating costs and business disruption may be greater than expected; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the ability to realize substantial efficiencies and synergies as well as anticipated strategic and financial benefits; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed from time to time with the Securities and Exchange Commission (the "SEC"). There can be no assurance that the merger will in fact be consummated.
We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of Colony, NSAM or NRF is under any duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K, nor to conform prior statements to actual results or revised expectations, and none of Colony, NSAM or NRF intends to do so.
Additional Information and Where to Find It
In connection with the proposed transaction, Colony NorthStar, Inc. ("Colony NorthStar"), a Maryland subsidiary of NSAM that will be the surviving parent company of the combined company, filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Colony, NSAM and NRF and that also constitutes a prospectus of Colony NorthStar. The registration statement has not yet become effective. Each of Colony, NSAM, NRF and Colony NorthStar may also file other documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Colony, NSAM, NRF or Colony NorthStar may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY, NSAM AND NRF ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 FILED BY COLONY NORTHSTAR ON JULY 29, 2016 THAT INCLUDES A JOINT PROXY STATEMENT/PROSPECTUS FROM EACH OF COLONY, NSAM AND NRF, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY, NSAM AND NRF ON JUNE 3, 2016, JUNE 7, 2016, JUNE 8, 2016 AND JULY 29, 2016 IN CONNECTION WITH THE MERGER AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony, NSAM, NRF and Colony NorthStar (when available) through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Colony,

NSAM or NRF at the following:
Contacts:
NorthStar Asset Management Group Inc.
Megan Gavigan / Emily Deissler / Hayley Cook
Sard Verbinnen & Co.
(212) 687-8080
Colony Capital, Inc.
Owen Blicksilver
Owen Blicksilver PR, Inc.
(516) 742-5950
or
Lasse Glassen
Addo Communications, Inc.
(310) 829-5400
lasseg@addocommunications.com
NorthStar Realty Finance Corp.
Joe Calabrese
Investor Relations
(212) 827-3772
Participants in the Solicitation
Each of Colony, NSAM and NRF and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding Colony’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Colony’s Annual Report on Form 10-K for the year ended December 31, 2015, its annual proxy statement filed with the SEC on March 31, 2016 and Current Reports on Form 8-K filed by Colony with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. Information regarding NSAM’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 29, 2016 and Current Reports on Form 8-K filed by NSAM with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. Information regarding NRF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NRF’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by its Form 10-K/A filed with the SEC on April 28, 2016 and Current Reports on Form 8-K filed by NRF with the SEC on June 3, 2016, June 7, 2016, June 8, 2016 and July 29, 2016 in connection with the proposed transaction. A more complete description is available in the registration statement on Form S-4 and the joint proxy statement/prospectus filed by Colony NorthStar with the SEC on July 29, 2016. You may obtain free copies of these documents as described in the preceding paragraph.
No Offer or Solicitation
This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

99.1	Press Release dated August 8, 2016

99.2	Supplemental Financial Disclosure for the quarter ended June 30, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 8, 2016

COLONY CAPITAL, INC.

By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 8, 2016
99.2	Supplemental Financial Disclosure for the quarter ended June 30, 2016